Virtus KAR Global Quality Dividend Fund,
a series of Virtus Equity Trust

Supplement dated June 20, 2025, to the Summary Prospectus and the Virtus Equity Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Equity Trust, pursuant to an Agreement and Plan of Reorganization, Virtus KAR Global Quality Dividend Fund (the “Acquired Fund”) will merge with and into Virtus KAR Equity Income Fund (the “Acquiring Fund”) a separate series of Virtus Equity Trust, on or about September 12, 2025. The Acquired Fund and the Acquiring Fund have the same Board of Trustees and subadviser, as well as the same portfolio manager. The Acquiring Fund’s investment advisory fee rates are contractually identical to those of the Acquired Fund, and the Acquiring Fund’s expenses are or will be contractually limited by the investment adviser to levels the same as or lower than those of the Acquired Fund. The fundamental investment restrictions of the Acquired Fund are the same as those of the Acquiring Fund.

The Acquiring Fund’s investment objective and principal investment strategies are similar to those of the Acquired Fund. Therefore, the combined fund after the merger is expected to be managed similarly to the way that the Acquired Fund was managed before the merger, with higher assets and the potential for lower fees and expenses. Under normal circumstances, each of the Acquired Fund and the Acquiring Fund invests at least 80% of its assets in dividend paying equity securities. Each of the Acquired Fund’s and the Acquiring Fund’s investment strategy emphasizes companies the subadviser believes to have a durable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. Each Fund typically invests in the securities of medium to large capitalization companies, but neither is limited to investing in the securities of companies of any particular size. Generally, each Fund invests in approximately 25 to 50 securities at any given time. However, whereas the Acquired Fund invests in companies that are tied economically to a number of countries throughout the world, the Acquiring Fund invests in U.S. companies, or companies with significant economic ties to the U.S.

Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund in the same class of shares they owned of the Acquired Fund immediately prior to the reorganization.

The merger is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the merger to be carried out.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VET 8019/Global Quality Dividend Merger (06/25)